UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2020 (November 17, 2020)

Allena Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-38268	45-2729920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Newton Executive Park, Suite 202 Newton, Massachusetts		02462
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (617) 467-4577

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ALNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2020 Annual Meeting of Stockholders of Allena Pharmaceuticals, Inc. (the “Company”) held on November 17, 2020 (the “Annual Meeting”):

(i) The election of three Class III directors, as nominated by the Board of Directors of the Company (the “Board”), each to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal; and

(ii) The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

The proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 5, 2020.

The number of shares of common stock entitled to vote at the Annual Meeting was 38,118,925. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 26,084,675. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class III Directors.

Director Nominee	Votes For	Votes Withheld
Ann C. Miller, M.D.	11,568,221	143,688
Robert Alexander, Ph.D.	9,812,128	1,899,781
Gino Santini	9,999,979	1,711,930

There were 14,372,766 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting included 25,773,789 votes for, 43,922 votes against and 266,964 votes abstained. There were no broker non-votes regarding this proposal.

Item 8.01	Other Information

Following the Annual Meeting, the Board consisted of the following eight directors:

•	Class I – Andrew A.F. Hack, M.D., Ph.D., Alexey Margolin, Ph.D. and James N. Topper, M.D., Ph.D.

•	Class II – Louis Brenner, M.D. and Allene Diaz

•	Class III – Ann C. Miller, M.D., Robert Alexander, Ph.D. and Gino Santini

In addition, following the Annual Meeting, the Audit Committee of the Board consisted of Andrew A.F. Hack, M.D., Ph.D. (Chairperson), Ann C. Miller, M.D. and Gino Santini. The Compensation Committee of the Board consisted of Allene Diaz (Chairperson), Ann C. Miller, M.D. and Gino Santini. The Nominating and Corporate Governance Committee of the Board consisted of James N. Topper, M.D., Ph.D. (Chairperson) and Allene Diaz.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2020	Allena Pharmaceuticals, Inc.
	By:	/s/ Edward Wholihan
Edward Wholihan
Chief Financial Officer